Exhibit 1

                  TRANSACTIONS IN SHARES EFFECTED BY REPORTING
                           PERSONS DURING PAST 60 DAYS

--------------------------------------------------- -------------------- -------------------------------- --------------------------
              Nature of Transaction*                    Trade Date              Number of Shares              Price per Share**
--------------------------------------------------- -------------------- -------------------------------- --------------------------
--------------------------------------------------- -------------------- -------------------------------- --------------------------
Purchase of Shares by Knapp                              12/19/03                     2,900                              $ 1.17
--------------------------------------------------- -------------------- -------------------------------- --------------------------
Purchase of Shares by McCord                             12/19/03                     2,900                                1.17
--------------------------------------------------- -------------------- -------------------------------- --------------------------
Purchase of Shares by Knapp                              12/22/03                    26,750                                1.17
--------------------------------------------------- -------------------- -------------------------------- --------------------------
Purchase of Shares by McCord                             12/22/03                    26,750                                1.17
--------------------------------------------------- -------------------- -------------------------------- --------------------------
Purchase of Shares by Knapp                              12/23/03                     9,000                               1.185
--------------------------------------------------- -------------------- -------------------------------- --------------------------
Purchase of Shares by McCord                             12/23/03                     9,000                               1.185
--------------------------------------------------- -------------------- -------------------------------- --------------------------
Purchase of Shares by Knapp                              12/24/03                     5,000                                1.24
--------------------------------------------------- -------------------- -------------------------------- --------------------------
Purchase of Shares by McCord                             12/24/03                     5,000                                1.24
--------------------------------------------------- -------------------- -------------------------------- --------------------------
Purchase of Shares by Knapp                              12/26/03                     1,600                                1.24
--------------------------------------------------- -------------------- -------------------------------- --------------------------
Purchase of Shares by McCord                             12/26/03                     1,600                                1.24
--------------------------------------------------- -------------------- -------------------------------- --------------------------
Purchase of Shares by Knapp                              12/29/03                    18,150                               1.279
--------------------------------------------------- -------------------- -------------------------------- --------------------------
Purchase of Shares by McCord                             12/29/03                     4,750                              1.2782
--------------------------------------------------- -------------------- -------------------------------- --------------------------
Purchase of Shares by Knapp                              12/31/03                    100,000                               1.32
--------------------------------------------------- -------------------- -------------------------------- --------------------------


               * Except as otherwise indicated, all transactions were effected by ordinary broker's transactions in the over-the-counter market.

               **   In case of purchases, includes broker's commissions.



                                    Exh 1-1